                                FIFTH AMENDMENT TO THE
                                MCI CARRIER AGREEMENT

This FIFTH AMENDMENT TO THE MCI CARRIER SERVICES MCI CARRIER AGREEMENT ("Fifth Amendment") is between MCI TELECOMMUNICATIONS CORPORATION ("MCI") and GENERAL COMMUNICATIONS, INC. ("Customer"), with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503.

WHEREAS, Customer and MCI are parties to an MCI Carrier Services MCI Carrier Agreement with an Effective Date of January 1, 1993, which was subsequently amended by (i) an Amendment to the MCI Carrier Agreement ("First Amendment"), executed on April 20, 1994, (ii) an Amendment No. 1 ("Second Amendment"), executed on July 26, 1994, (iii) a Third Amendment ("Third Amendment"), executed on November 23, 1994, and (iv) a Fourth Amendment ("Fourth Amendment"), executed by Customer on July 31, 1995, (collectively the "Original Agreement"), and

WHEREAS, the parties desire to amend the Original Agreement,

NOW, THEREFORE, the parties agree as follows:

1.  Subparagraph 2(i) shall be deleted and replaced with the following:

    (i) domestic interstate MCI PRISM I Service, MCI Remote Origination Services, as defined below, MCI 800 DAL Service, MCI Connections Card Service, MCI Carrier Operator Services, MCI Debit Card Service and MCI Directory Assistance (hereinafter "MCI Services") at the rates set forth in Paragraph 3 below, before application of discounts earned hereunder, but not including any applicable taxes (and gross receipts taxes) and tax-related surcharges on MCI Services;

2.  The following shall be added as new Paragraph 3(j):

    (j)  MCI CARRIER DEBIT CARD.

         1) Customer shall utilize MCI for the debit card platform and transport of Customer's domestic interstate termination of debit card traffic. Debit card units shall be as defined in the Tariff (hereinafter "Debit Card Units"). The rate set forth herein shall include access to the MCI debit card platform, transport, order entry and debit card activation. Customer shall pay a $0.135 rate per Debit Card Unit. The rate set forth herein includes customer services. Operator services are not included. If Customer chooses to purchase MCI operator services pursuant to the terms and conditions of the Tariff, an additional $0.01 per Debit Card Unit shall be added to the rate set forth herein.

                                   MCI CONFIDENTIAL

         2) Customer's Debit Card Units will only be reduced by the Debit Card Units utilized by completed calls (calls that are answered at the ultimate destination). Customer shall receive no refund or reimbursement for unused Debit Card Units.

         3) In addition to the above rates, Customer shall pay an additional Six Hundred Dollar ($600.00) charge for each customized script identifying Customer to its end user.

         4) Customer shall be solely responsible for all card fulfillment and any operator service if customer does not purchase from MCI.

         5) Customer shall not include MCI's name or logo on any Customer debit card.

         6) Customer shall receive no refund or reimbursement for unused Debit Card Units.

         7) Upon batch activation of the Debit Card PIN's, invoicing of such batch order will commence.

3. The typographical error in Amendment No. 1 ("Second Amendment"), executed July 26, 1994 is corrected to read Paragraph "3(h)" rather than 3(g)". Said Paragraph is not intended to replace Paragraph "3(g)" which was inserted as a new Paragraph in the "First Amendment" executed April 20, 1994.

4. This Fifth amendment shall be effective on the first day of the next billing cycle following Customer's signature below ("Effective Date").

Except as herein modified or amended, all of the terms, conditions and provisions contained in the Original Agreement shall remain unchanged and in full force and effect. This Fifth Amendment together with the Original Agreement is the complete agreement of the parties and supersedes all other prior agreements and representations concerning its subject matter.

This offer will remain open and be capable of being accepted by Customer until April 1, 1996.

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment on the date indicated below.


                             MCI CONFIDENTIAL

MCI TELECOMMUNICATIONS                 GENERAL
CORPORATION                            COMMUNICATIONS, INC.


BY:                                    BY:
    --------------------------             ---------------------------
PRINT:                                 PRINT:
       -----------------------                ------------------------
TITLE:                                 TITLE:
       -----------------------                ------------------------
DATE:                                  DATE:
       -----------------------               -------------------------


                             MCI CONFIDENTIAL

                                   -3-